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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): NOVEMBER 7, 2001
                                                         ----------------



                             UNITED AUTO GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)





                   DELAWARE                                 1-12297                         22-3086739
                   --------                                 -------                         ----------
(State or Other Jurisdiction of Incorporation)     (Commission File Number)    (IRS Employer Identification Number)


             13400 OUTER DRIVE WEST                                                            48239
             ----------------------                                                            -----
                  DETROIT, MI                                                            (Including Zip Code)
                  -----------
      (Address of Principal Executive Offices)

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                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated
November 7, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

On November 7, 2001, United Auto Group, Inc. issued a press release announcing that Chairman Roger Penske will be participating in a panel discussion to investment analysts at the Merrill Lynch Automotive Idea Summit to be held in New Orleans, Louisiana. The panel discussion titled, "Distribution:
Rediscovering The Dealer," is scheduled to occur from 5:20 p.m. until 7:10 p.m.
EST on November 8, 2001. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     November 7, 2001             UNITED AUTO GROUP, INC.


                                        By: /s/ Robert H. Kurnick, Jr.
                                            -----------------------------
                                                ROBERT H. KURNICK, JR.
                                        Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


     EXHIBIT                  DESCRIPTION OF EXHIBIT            SEQUENTIAL PAGE
     NUMBER                                                          NUMBER

   EXHIBIT 99.1               Press Release of United Auto Group,
                              Inc., dated November 7, 2001